Exhibit 10.01

SECOND AMENDMENT

TO THE

TAX ALLOCATION AGREEMENT

WHEREAS, New Sally Holdings, Inc., a Delaware corporation (“New Sally”), Sally Holdings, Inc., a Delaware corporation (“Sally”) (New Sally and Sally, collectively the “Sally Parties”), Alberto-Culver Company, a Delaware corporation (“Alberto-Culver”) and New Aristotle Holdings, Inc., a Delaware corporation (“New Alberto-Culver”) (Alberto-Culver and New Alberto-Culver, collectively the “Alberto-Culver Parties”) entered into a Tax Allocation Agreement, dated as of June 19, 2006, as amended by the First Amendment to the Tax Allocation Agreement, dated as of October 3, 2006 (as so amended, the “Agreement”);

WHEREAS, the parties to the Agreement desire to amend the Agreement to, among other things, provide that reference in the Agreement to any agreement entered into or to be entered into in connection with the Transactions means such agreement as may be amended or modified from time to time in accordance with the terms of such agreement; and

WHEREAS, Section 8.07 of the Agreement provides that the Agreement cannot be amended except by a written agreement executed by the Sally Parties and the Alberto-Culver Parties; provided, that, unless the Investment Agreement (as such term is defined in the Agreement) shall have been terminated, any such amendment shall be subject to the prior written consent of CDRS Acquisition LLC, which consent shall not be unreasonably withheld, conditioned or delayed;

NOW, THEREFORE, the Agreement is hereby amended in the following respects:

1. The parties to the Agreement hereby agree that reference in the Agreement to any agreement entered into or to be entered into in connection with the Transactions (as such term is defined in the Investment Agreement) means such agreement as may be amended or modified from time to time in accordance with the terms of such agreement.

2. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to choice of law principles thereof).

3. Except as specifically provided in this Amendment, all other provisions of the Agreement shall remain in full force and effect.

4. This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this agreement to be executed in their names by a duly authorized officer as of October 26, 2006.

NEW SALLY HOLDINGS, INC.

By:	/s/ Gary P. Schmidt
	Name:	Gary P. Schmidt
	Title:	Senior Vice President, General Counsel and Secretary

SALLY HOLDINGS, INC.

By:	/s/ Gary Winterhalter
	Name:	Gary Winterhalter
	Title:	President

ALBERTO-CULVER COMPANY

By:	/s/ Gary P. Schmidt
	Name:	Gary P. Schmidt
	Title:	Senior Vice President, General Counsel and Secretary

NEW ARISTOTLE HOLDINGS, INC.

By:	/s/ Gary P. Schmidt
	Name:	Gary P. Schmidt
	Title:	Senior Vice President, General Counsel and Secretary

By its signature below, the undersigned hereby consents to this amendment:

CDRS ACQUISITION LLC

BY:	/s/ Richard J. Schnall
Name: Richard J. Schnall
Title: President

[Signature Page to Second Amendment to Tax Allocation Agreement]